UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 2003

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                    51-0068479
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
                    (Registrant's telephone number, including
                                   area code)


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
ITEM 7.  Financial Statements and Exhibits.

                 (c)  Exhibits.

                      (99.1) The Registrant's Press Release dated April 1, 2003.

ITEM 9.  Regulation FD Disclosure.

     Atlanta, Georgia, April 1, 2003--Rollins, Inc. (NYSE: ROL) announced today that the Company will present at Tulane University's Seventh Annual A.B. Freeman School of Business Burkenroad Reports Conference in New Orleans, LA.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROLLINS, INC.


Date:  April 3, 2003                      By:  /s/ Gary W. Rollins
                                          -------------------------------
                                                   Gary W. Rollins
                                                   Chief Executive Officer,
                                                   President and Chief
                                                   Operating Officer





Date:  April 3, 2003                      By:  /s/ Harry J. Cynkus
                                          -------------------------------
                                                   Harry J. Cynkus
                                                   Chief Financial Officer and
                                                   Treasurer